UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 9, 2006
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51602 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)	63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
N/A
(Former name and former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act.
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.
     On January 9, 2006, Synergetics USA, Inc. (the “Company”) announced its entry into a new, three-year distribution agreement and a new, three-year trademark license agreement with Codman & Shurtleff, Inc. (“Codman”). The agreements will expire on December 31, 2008, unless earlier terminated.
     Under the terms of the new distribution agreement, Codman will be the exclusive market supplier of the MALIS® CMC III™ Bipolar Generator for the worldwide markets in neurocranial and neurospinal surgery and will continue to distribute related disposables and accessories supplied by the Company. Under the terms of the new license agreement, the Company will license the MALIS® trademark to Codman on a royalty-bearing basis.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit.
99.1	Press release of Synergetics USA, Inc. dated January 9, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 9, 2006

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	EVP and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit.
99.1	Press release of Synergetics USA, Inc. dated January 9, 2006.

4